SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  August 26, 1997


                                 Freeport-McMoRan Inc.
                 (Exact name of registrant as specified in its charter)



       Delaware                    1-8124                   13-3051048
  (State or other        (Commission File Number)         (IRS Employer
   jurisdiction of                                    Identification Number)
   incorporation or
   organization)


                                 1615 Poydras Street
                            New Orleans, Louisiana  70112
                      (Address of principal executive offices)

                                   (504) 582-4000
                (Registrant's telephone number, including area code)

                                         N/A
           (Former name or former address, if changes since last report)

            Item 5.   Other Events.

                  On August 26, 1997, Freeport-McMoRan Inc. ("FTX")
            entered into an Agreement and Plan of Merger dated as of August 26, 1997 (the "Merger Agreement") with IMC Global Inc. ("IGL"). The Merger Agreement provides for the merger (the "Merger") of FTX with and into IGL (or, alternatively, the merger of FTX into a subsidiary of IGL). The corporate existence of FTX will cease and IGL will continue as the surviving corporation.

                  Pursuant to the Merger Agreement, each share of common
            stock, par value $.01 per share, of FTX ("FTX Common
            Stock"), not owned directly or indirectly by IGL or FTX and other than dissenting shares, as defined in the Merger Agreement, will be converted into (i) 0.90 of a share of common stock, par value $1.00 per share, of IGL ("IGL Common Stock"), (ii) one-third of one warrant exercisable for one share of IGL Common Stock and (iii) the right to receive shares of common stock ("Newco Common Stock"), par value
            $.01 per share, of a new company ("Newco") comprised of certain sulphur assets and liabilities and certain oil and gas interests. Each holder of FTX Common Stock will have the right to receive a number of shares of Newco Common
            Stock that bears the same proportion to the total number of shares of Newco Common Stock held by FTX immediately prior to the effective time of the Merger as the number of shares of FTX Common Stock held by such holder bears to the total issued and outstanding shares of FTX Common Stock immediately prior to the effective time of the Merger.

                  Prior to its execution, the Merger Agreement was
            approved by the respective Boards of Directors of FTX and IGL. The consummation of the Merger is subject to, among other things, (i) approval of the Merger by FTX's stockholders, (ii) approval of the Merger by IGL's stockholders and (iii) certain regulatory approvals.

                  Copies of the Merger Agreement and the press release issued jointly by FTX and IGL on August 27, 1997 with respect to the execution of the Merger Agreement, have been filed as Exhibits 2.1 and 99.1, respectively, and each is incorporated herein by reference.

            Item 7.  Financial Statements and Exhibits.

            (c)  Exhibit 2.1    Agreement and Plan of Merger dated as of
                                August 26, 1997 between Freeport-McMoRan Inc.
                                ("FTX") and IMC Global Inc ("IGL").

                 Exhibit 99.1 Press release issued jointly by FTX and IGL on August 27, 1997.


                                       SIGNATURE
                 Pursuant to the requirements of the Securities Exchange
            Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                          FREEPORT-McMoRan INC.

                                          By:  /s/Robert M. Wohleber
                                               ---------------------
                                               Robert M. Wohleber
                                               Senior Vice President
                                               (Authorized signatory)

            Date:  September 2, 1997





                                 FREEPORT-McMoRan Inc.
                                     EXHIBIT INDEX
            Exhibit
            Number

                2.1 Agreement and Plan of Merger dated as of August 26, 1997 between Freeport-McMoRan Inc. ("FTX") and IMC Global Inc ("IGL").

               99.1 Press release issued jointly by FTX and IGL on August 27, 1997.